Exhibit 10.1

IPTIMIZE, INC.

Private Placement of Common Stock

(2003 Offering)

SUBSCRIPTION AGREEMENT AND
CONFIDENTIAL INVESTOR QUESTIONNAIRE

        THIS SUBSCRIPTION AGREEMENT is entered into as of this _____ day of _____________________, between IPtimize, Inc., a Colorado corporation with its principal offices at 4949 S. Syracuse St., Suite 450, Denver, Colorado 80237; phone: 303-268-3600 (the “Company”), and the undersigned (the “Subscriber”).

        WHEREAS, the Company seeks an investment of up to $500,000 in exchange for up to 3,000,000 shares (“ownership interests” or the “Shares”) of the Company’s Common Stock (collectively the “Offering”) on the terms and conditions hereinafter set forth. Such Offering is comprised of two parts: (i) up to $100,000 in Convertible Bridge Notes, convertible into up to 500,000 Common Stock Shares and an additional up to 500,000 Warrants at $0.01; and (ii) the Common Stock Offering of up to $400,000, offering up to 2,000,000 at $0.20 per Share.

        WHEREAS, the Subscriber desires to participate in the Offering, on the terms set forth herein;

        NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	SUBSCRIPTION FOR SHARES AND REPRESENTATIONS BY AND COVENANTS OF SUBSCRIBER

        1.1         Subject to the terms and conditions hereof, the Subscriber hereby subscribes for and agrees to purchase from the Company _____________ Shares as defined above at $0.20 per Share for a total purchase price of $______________ (the “Purchase Price”) payable in currency of the United States payable to IPtimize, Inc. or by wire transfer of funds.

         1.2        The Subscriber recognizes that the purchase of Shares involves a high degree of risk in that (i) the Company is in the development stage, has not completed development of all of its proposed service products and may require further investment funds in addition to the proceeds of this private placement; (ii) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (iii) investors may not be able to liquidate their investment; (iv) transferability of the Shares is extremely limited; and (v) in the event of a disposition of Shares, an investor could sustain the loss of his entire investment, as well as other risk factors.

         1.3        The Subscriber represents that he or she is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the United States Securities Act of 1933, as amended (the “Act”), as indicated by the Subscriber’s responses to the Confidential Investor Questionnaire contained in Article VI hereof, and that the Subscriber is able to bear the economic risk of an investment in the Shares.

         1.4        The Subscriber acknowledges that Subscriber either: (i) has a preexisting personal or business relationship with the Company or with one or more of its officers, directors or controlling persons; or (ii) by reason of the Subscriber’s business or financial experience, including investment in non-listed and non-registered securities, or the business or financial experience of the Subscriber’s professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly — could reasonably be assumed to have the capacity to protect the Subscriber’s own interests in connection with an investment in the Shares. The Subscriber further acknowledges that he or she has the capacity to evaluate the merits and risks of such an investment and that the Subscriber recognizes the highly speculative nature of this investment.

         1.5        The Subscriber acknowledges receipt and careful review of the documents provided herewith (the “Offering Documents” attached as Exhibit A) and hereby represents that the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber had requested or desired to know; that all documents which could be reasonably provided, including the Company’s internal business plans, operating projections, have been made available for the Subscriber’s inspection and review; that such information and documents have, in Subscriber’s opinion, afforded the Subscriber generally with the same substantive information that would be provided to the Subscriber in a registration statement filed under the Act; that the Subscriber has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering and the Offering Documents; and that Subscriber has been provided any additional information which the Subscriber had requested.

         1.6        The Subscriber acknowledges that this Offering may involve tax consequences, and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that the Subscriber must retain the Subscriber’s own professional advisors to evaluate the tax and other consequences of an investment in the Shares.

         1.7        The Subscriber acknowledges that this Offering has not been reviewed by the United States Securities and Exchange Commission (“SEC”). The Subscriber represents that the Shares being purchased by the Subscriber are being purchased for the Subscriber’s own account, for investment and not for distribution or resale to others. The Subscriber agrees that the Subscriber will not sell or otherwise transfer the Shares unless they are registered under the Act or unless an exemption from such registration is available.

         1.8        The Subscriber understands that the Shares have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the Subscriber’s investment intention. In that connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if the Subscriber’s representation merely meant that the Subscriber’s present intention was to hold such securities for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other similarly fixed period. The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with the Subscriber’s representation to the Company, and the SEC might regard such a sale or disposition as a sale to which such exemptions are not available.

    1.9        The Subscriber understands that there is no public market for the Shares or the underlying Common Stock into which Shares are convertible. The Subscriber understands that even if a public market develops for the Common Stock issuable upon conversion of the Shares, Rule 144 (the “Rule”) promulgated under the Act requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended, or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Shares or the Common Stock issuable upon conversion of the Shares under the Act, with the exception of certain limited registration rights set forth in Article IV hereof. The Subscriber consents that the Company, if it desires, may permit the transfer of the Shares out of the Subscriber’s name only when the Subscriber’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state “blue sky” laws (collectively “Securities Laws”) and subject to the provisions of Section 1.10 hereof. The Subscriber agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by the Subscriber contained herein or in the Confidential Investor Questionnaire contained in Article VI hereof or any sale or distribution by the undersigned Subscriber in violation of any Securities Laws.

        1.10 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Shares stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.

        1.11 The Subscriber understands that the Company will review this Subscription Agreement and the Confidential Investor Questionnaire contained herein and hereby is given authority by the undersigned, if an individual, to call his or her bank or place of employment or otherwise review the financial standing of the Subscriber insofar as is relevant to the Subscriber’s representations herein; and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription and to close any offer of Shares at any time. The Subscriber further understands that the Company reserves the right to oversubscribe the Offering at its sole discretion.

         1.12        The Subscriber hereby represents that the address of Subscriber furnished by the Subscriber at the end of this Subscription Agreement is the undersigned’s principal residence, if the Subscriber is an individual, or its principal business address, if the Subscriber is a corporation or other entity.

         1.13        The Subscriber hereby represents and warrants that, except as set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee, representative or affiliate of the Company and that, in entering into this transaction and subscribing for Shares, the Subscriber is not relying on any information, other than that contained in the Offering Documents and the results of Subscriber’s independent investigation.

         1.14        The Subscriber acknowledges that at such time, if ever, as the Shares are registered, sales of such securities will be subject to Securities Laws, which may require, among other requirements, any securities to be sold through a registered broker-dealer or in reliance upon an exemption from registration. In the event such Common Stock is registered in the event of an initial public offering, the Subscriber will be granted “piggy back” registration rights, subject to the approval of the Underwriter.

         1.15        The Subscriber acknowledges that the Company, at its discretion, may elect to engage the services of one or more broker/dealers registered with the National Association of Securities Dealers (“NASD”) and may pay such broker/dealers up to ten percent (10%) of the gross proceeds of the Offering in commissions.

        1.16 The Subscriber acknowledges that the officers and directors of the Company may participate in this Offering and may purchase some or all of the Minimum or Maximum Offering.

II.	TERMS OF SUBSCRIPTION

         2.1        The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the residential or business address indicated in the Confidential Investor Questionnaire included herein.

         2.2               The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained with the Placement Agent.

         2.3        If the Subscriber is not a United States person, such Subscriber hereby represents that he, she or it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. The Subscriber represents and warrants that the Subscriber’s subscription and payment for, and the Subscriber’s continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

III.	MISCELLANEOUS

         3.1        Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested. Notices sent to the Company shall be addressed to the Company’s office at 4949 S. Syracuse St., Suite 450, Denver, Colorado 80237, or fax at (303) 268-3639. Notices sent to the Subscriber shall be addressed to the Subscriber’s address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

         3.2        This Subscription Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Subscription Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

         3.3        This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

         3.4        Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Colorado.

         3.5        Each of the Company and the Subscriber agree that any action or proceeding based hereon, or arising out of the Memorandum hereunder, shall be brought and maintained exclusively in the courts of the State of Colorado located in the County of Arapahoe or in the United States District Court for the District of Colorado. The Company and the Subscriber each hereby irrevocably submit to the jurisdiction of the courts of the State of Colorado located in the County of Arapahoe and of the United States District Court for the District of Colorado for the purpose of any such action or proceeding as set forth above and irrevocably agree to be bound by any judgment rendered thereby in connection with such action or proceeding. Each of the Company and the Subscriber hereby irrevocably waive, to the fullest extent permitted by law, any objection which either may have, or at any time hereafter may have, to the laying of venue of any such action or proceeding brought in any such court referred to above and any claim that any such action or proceeding has been brought in an inconvenient forum.

         3.6        This Subscription Agreement may be executed in counterparts and may be executed by facsimile. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Shares as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

         3.7        The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

         3.8        It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

         3.9        The parties to this Subscription Agreement agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out more fully the purposes and intent of this Subscription Agreement.

         3.10        The Company agrees not to disclose the names, addresses or any other information about the Subscriber, except as required by law, provided that the Company may use information relating to the Subscriber in any registration statement under the Act.

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IV.	CONFIDENTIAL INVESTOR QUESTIONNAIRE

         4.1        Subscriber Categories. The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A _____	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation:	In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B _____	The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C _____	The undersigned is a director or executive officer of the Company which is issuing and selling the Shares.

Category D _____	The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title I of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.
_____________________________________________ _____________________________________________ (describe entity)

Category E _____	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.
_____________________________________________ _____________________________________________ (describe entity)

Category F _____	The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000.
_____________________________________________ _____________________________________________ (describe entity)

Category G _____	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii).

Category H _____	The undersigned is an entity (other than a trust) all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

_____________________________________________ _____________________________________________ (describe entity)

Category I _____	The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned covenants and agrees that the undersigned will notify the Company at any time on or prior to the Company’s acceptance of this subscription in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

4.2	Suitability. (Please answer each question)

(a)	For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

_____________________________________________ _____________________________________________ _____________________________________________

(b)	For an individual Subscriber, please describe any college or graduate degrees held by you:

_____________________________________________ _____________________________________________ _____________________________________________

(c)	For all Subscribers, please check types of prior investments:

U.S. Government ____ Securities Publicly Traded ____ Corporate Real Estate ____ Investments	Private Placements ____ Mutual ____ Funds Other (describe) ____

(d)	For all Subscribers, please state whether you have participated in other private placements before:

YES_____ NO_____

(e)	For all Subscribers, please indicate frequency of such prior participation in private placements:

Frequently Occasionally Never	Public Companies _____ _____ _____	Private Companies _____ _____ _____	Companies _____ _____ _____

4.3	Manner In Which Title to be Held. (Circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership*
(e)	Tenants in Common
(f)	Company*
(g)	Trust*
(h)	Other

* If Shares are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

4.4	NASD Affiliation:

Are you associated with an NASD member firm? (Please check one)

YES_____    NO_____

If Yes, please describe:

(1)	The NASD defines a “person associated with a member” or “associated person of a member” as being every sole proprietor, general or limited partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD. Thus, “person associated with a member” or “associated person of a member” includes a sole proprietor, general or limited partner, officer, director or branch manager of an organization of any kind (whether a corporation, partnership or other business entity) which itself is either a “member” or a “Person associated with a member” or “associated person of a member.” In addition, an organization of any kind is a “person associated with a member” or “associated person of a member” if its sole proprietor or any one of its general or limited partners, officers, directors or branch managers is a “member,” “person associated with a member” or “associated person of a member.”

(2)	The NASD defines a “member” as being any individual, partnership, corporation or other legal entity that is a broker or dealer admitted to membership in the NASD.

* If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3050 of the NASD Conduct Rules or any successor rules or regulations.

_______________________________________________ Name of NASD Member Firm By: __________________________________ Authorized Officer Date: _____________________

         4.5        Reliance. The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Article V and such answers have been provided under the assumption that the Company will rely on them.

IPTIMIZE, INC.

Private Placement of Common Stock Shares

(2003 Offering)

INVESTOR INFORMATION PAGE

NUMBER OF SHARES ________________ x $0.20 = $________________

______________________________________
Name (both if purchasing jointly)

______________________________________
Home Address

______________________________________
Home City, State and Zip Code

______________________________________
Home Telephone

______________________________________
Home Telephone-Other

______________________________________
Home Facsimile

______________________________________
Home E-Mail

______________________________________
Tax ID# or Social Security #

______________________________________
Other	____________________________________
Business or Entity Name

____________________________________
Business Address

____________________________________
Business City, State and Zip Code

____________________________________
Business Telephone

____________________________________
Business Telephone-Other

____________________________________
Business Facsimile

____________________________________
Business E-Mail

____________________________________
Employer ID# or License #

____________________________________
Other

Name in which securities should be issued: ____________________________________

IPTIMIZE, INC. SUBSCRIPTION AGREEMENT

Private Placement of Common Stock Shares

(2003 Offering)

INVESTOR SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

NUMBER OF SHARES _________________ x $0.20 = $________________

_________________________ Signature _________________________ Name Typed or Printed	__________________________________ Signature (if purchasing jointly) __________________________________ Name Typed or Printed

Name in which securities should be issued: ____________________________________

This Subscription Agreement is agreed to and accepted as of ________________________

IPTIMIZE, INC.

_________________________ John R. Evans Chairman and Chief Executive Officer	__________________________________ Jeffrey A. Veres President and Chief Operating Officer